UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Semiannual report 1 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 19, 2015

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam Short Duration Income Fund (PSDTX)
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
0.64
0.09
0.68
0.09
0.40
0.06
0.09
0.03
LIFE OF FUND
(since 10/17/11)
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

*Returns for the six-month period are not annualized, but cumulative.

4     Short Duration Income Fund

Interview with your fund’s portfolio managers

Michael V. Salm

Joanne M. Driscoll, CFA

Immediately prior to the reporting period ended January 31, 2015, significant new money-market-fund reforms were passed. Could you summarize the new rules and explain the possible implications for Putnam Short Duration Income Fund?

Joanne: In July 2014, the Securities and Exchange Commission [SEC] approved additional amendments to Rule 2a-7, which governs money funds under the Investment Company Act of 1940. These revisions are designed to dampen potentially harmful redemption behavior in times of market stress and generally bolster money fund liquidity and transparency. Under these rule changes, the net asset values [NAV] of institutional money market funds will now float rather than remain stable at $1.00 per share. Additionally, government money funds will be permitted, and all other money market funds will be required, to impose liquidity fees and redemption gates. Liquidity fees could be levied if a money fund’s holdings fail to maintain certain maturity requirements. Also, a fund’s redemption activity could be temporarily halted for up to 10 business days. Such fees and redemption restrictions could only be applied if a fund’s board of directors agrees that these actions are in the best interest of shareholders.

With money fund yields at near-zero levels, it is possible that the principal risk inherent in a floating NAV structure could steer investors away from institutional money market funds.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15-16.

Short Duration Income Fund     5

In our view, a fund such as Putnam Short Duration Income, though it is not a money market fund, could potentially benefit from any such asset migration. Our strategy is to target the space between money market and ultra-short-term bond funds. Since the fund is not subject to SEC Rule 2a-7, we can pursue a range of income opportunities that are not available to money market funds. Of course, that wider range of opportunities potentially includes a greater number of risks. Our goal, however, is to manage the fund so that its performance is consistent with our objectives of preserving capital and maintaining liquidity.

How do you manage risk?

Joanne: We seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. In fact, at period-end, duration was at 0.2, down from 0.3 six months ago. We look to control the fund’s credit risk by investing only in investment-grade securities

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

6     Short Duration Income Fund

“We remain cautious toward
interest-rate risk.”

Joanne Driscoll

and avoiding concentrated exposures to individual issuers. Lastly, we utilize high-quality commercial paper and other money-market-eligible securities for liquidity purposes and as a temporary repository for cash that will be invested in short-term bonds.

Turning to you, Mike, let’s shift gears and talk about the factors that influenced the fund’s relative performance during the six-month reporting period.

Short-term U.S. Treasury yields were fairly volatile during the period, as investors tried to gauge the timing of the first Federal Reserve rate increase. For example, the yield on the two-year Treasury began the period at 0.47%, fell to 0.34% in mid-October — its low for the period — rose to a high of 0.73% in late December, and ended the period back where it started at 0.47%. Despite this rate volatility,

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/15. A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency. The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions.

Short Duration Income Fund     7

the fund’s NAV wasn’t materially affected because we were shortening the portfolio’s duration, thereby reducing its interest-rate sensitivity. In addition, we had a majority of the fund’s assets in floating-rate securities, the coupons of which adjust to changes in short-term interest rates. So this also helped dampen the fund’s overall rate sensitivity. That said, the fund’s NAV was slightly hampered by widening credit spreads.

Short-term credit spreads — the yield advantage credit-sensitive bonds offer over Treasuries with comparable maturities — were at historically tight levels in the summer, then widened in the fall following a highly publicized management shakeup at a major bond fund manager. This firm faced sizable redemptions from one of its flagship funds, and these redemptions occurred late in the year when bond inventories at banks and broker-dealers were at seasonal lows. All told, these developments created a temporary but significant technical disruption in the short-term bond market that modestly dampened the fund’s performance.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Short Duration Income Fund

How was the fund positioned in terms of maturity, credit quality, and market sectors?

Mike: We continued to target opportunities in securities with maturities of up to three years or those with marginally lower credit quality. We sought to mitigate these risks by counterbalancing them. Specifically, the Baa-rated securities that we owned — which provided the fund with higher yields, given their greater credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat longer maturities. In our view, this balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

As for sector positioning, at period-end about 73% of the portfolio was invested in corporate bonds, the majority of which were issued by financial institutions. Banks and other types of financial companies are typically the largest issuers of short-term corporate securities. We continued to favor bonds in this sector because we believed they offered better relative value than securities in other corporate bond categories. We believe the credit quality of financial institutions continues to improve. We remained focused on U.S.-dollar-denominated bonds issued by diversified global institutions that, in our estimation, have demonstrated the greatest progress in increasing their liquidity and capital positions, and these securities performed well during the period.

Elsewhere, about 10% of the fund was invested in securitized sectors, such as asset-backed securities, collateralized mortgage obligations, and commercial mortgage-backed securities. Consistent with our goal of keeping the fund’s NAV relatively stable, we tend not to invest significantly in these areas of the market because the higher yields offered by these types of securities are frequently accompanied by greater volatility. So, within our overall investment strategy, we took a selective and limited approach to securitized sectors.

Lastly, roughly 5% of the portfolio was invested in high-quality, well-collateralized real estate investment trusts [REITs], down from about 10% six months ago. We continue to like REITs, but many of the REITs we held either matured or were called during the period. Newly issued REITs typically carry 10-year maturities, which are too long for inclusion in the portfolio, particularly given their fixed dividend rates.

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: We believe U.S. economic growth may accelerate in 2015, given what appear to be improving trends in employment and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising its target for short-term interest rates. That said, with U.S. inflation still running below the central bank’s 2% target, we believe lower oil prices may allow the central bank to take a more dovish stance and defer the first rate increase until later in 2015. Additionally, divergent policy stances between the Fed, the European Central Bank [ECB] and the Bank of Japan [BOJ] — with the Fed preparing to tighten monetary policy while the ECB and the BOJ are easing policy — may keep the Fed on hold. We’ll be monitoring these factors closely in the weeks to come.

When the U.S. central bank does begin to raise the federal funds rate, we think short-term rates could rise quickly. As a result, we remain cautious toward interest-rate risk and, as of period-end, planned to keep the portfolio’s duration near the low end of its permissible range while maintaining a sizable allocation to floating-rate securities.

Short Duration Income Fund     9

Thanks to you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is also managed by Portfolio Manager Kevin F. Murphy.

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

10     Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)
Life of fund	2.12%	0.69%	0.69%	1.85%	0.69%	2.54%	2.54%	2.54%
Annual average	0.64	0.21	0.21	0.56	0.21	0.77	0.77	0.77
3 years	2.05	0.67	0.67	1.80	0.67	2.46	2.46	2.46
Annual average	0.68	0.22	0.22	0.60	0.22	0.81	0.81	0.81
1 year	0.40	0.02	–0.08	0.35	–0.08	0.50	0.50	0.50
6 months	0.09	–0.20	–0.20	0.06	–0.20	0.14	0.14	0.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/15

BofA Merrill Lynch U.S. Treasury Bill Index
Life of fund	0.30%
Annual average	0.09
3 years	0.29
Annual average	0.09
1 year	0.06
6 months	0.03

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund     11

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Number	6	6	6	6	6	6	6	6
Income	$0.0210	$0.0019	$0.0019	$0.0185	$0.0019	$0.0261	$0.0261	$0.0261
Capital gains
Long-term	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020
Short-term	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060
Total	$0.0290	$0.0099	$0.0099	$0.0265	$0.0099	$0.0341	$0.0341	$0.0341
Share value at net asset value
7/31/14	$10.06	$10.05	$10.05	$10.05	$10.05	$10.07	$10.07	$10.07
1/31/15	10.04	10.02	10.02	10.03	10.02	10.05	10.05	10.05
Current rate (end of period)
Current dividend rate [1]	0.45%	0.05%	0.05%	0.40%	0.05%	0.55%	0.55%	0.55%
Current 30-day SEC yield (with expense limitation) [2,3]	0.46	0.07	0.07	0.42	0.07	0.57	0.56	0.56
Current 30-day SEC yield (without expense limitation) [3]	0.35	–0.05	–0.05	0.30	–0.04	0.39	0.42	0.45

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2For the period, the fund had expense limitations, without which returns would have been lower.

3Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)
Life of fund	2.08%	0.69%	0.68%	1.82%	0.68%	2.50%	2.49%	2.50%
Annual average	0.64	0.21	0.21	0.56	0.21	0.77	0.77	0.77
3 years	2.04	0.77	0.77	1.79	0.77	2.45	2.45	2.45
Annual average	0.68	0.26	0.26	0.59	0.25	0.81	0.81	0.81
1 year	0.51	0.03	0.03	0.46	0.03	0.51	0.51	0.51
6 months	0.08	–0.20	–0.20	0.06	–0.20	0.13	0.13	0.13

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year ended 7/31/14*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%
Total annual operating expenses for the fiscal year ended 7/31/14	0.52%	0.92%	0.92%	0.57%	0.92%	0.51%	0.44%	0.42%
Annualized expense ratio for the six-month period ended 1/31/15	0.40%	0.79%†	0.79%†	0.45%	0.79%†	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

†Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$2.02	$3.98	$3.98	$2.27	$3.98	$1.51	$1.51	$1.51
Ending value (after expenses)	$1,000.90	$998.00	$998.00	$1,000.60	$998.00	$1,001.40	$1,001.40	$1,001.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$2.04	$4.02	$4.02	$2.29	$4.02	$1.53	$1.53	$1.53
Ending value (after expenses)	$1,023.19	$1,021.22	$1,021.22	$1,022.94	$1,021.22	$1,023.69	$1,023.69	$1,023.69

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Short Duration Income Fund     15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Short Duration Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund     17

The fund’s portfolio 1/31/15 (Unaudited)

CORPORATE BONDS AND NOTES (73.3%)*	Interest rate (%)	Maturity date	Principal amount	Value
Banking (41.5%)
Abbey National Treasury Services PLC/Stamford, CT company guaranty sr. unsec. unsub. FRN notes (United Kingdom)	0.751	3/13/17	$7,000,000	$7,002,744
Abbey National Treasury Services PLC/Stamford, CT company guaranty sr. unsec. unsub. FRN notes (United Kingdom)	0.665	9/29/17	2,000,000	1,995,728
ABN Amro Bank NV 144A sr. unsec. FRN notes (Netherlands)	1.056	10/28/16	18,618,000	18,695,928
ABN Amro Bank NV 144A sr. unsec. notes (Netherlands)	1.375	1/22/16	2,000,000	2,010,860
American Express Bank FSB sr. unsec. FRN notes Ser. BKNT	0.466	6/12/17	12,340,000	12,286,290
AmSouth Bank/Birmingham, AL unsec. sub. notes Ser. AI (Canada)	5.200	4/1/15	2,000,000	2,013,654
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. FRN notes (Australia)	0.632	1/10/17	13,000,000	13,019,656
Australia & New Zealand Banking Group, Ltd. 144A unsec. sr. FRN notes (Australia)	0.694	1/16/18	10,000,000	10,002,964
Bank of America Corp. sr. unsec. FRN notes Ser. MTN	0.843	8/25/17	5,815,000	5,806,103
Bank of America Corp. sr. unsec. unsub. notes	4.500	4/1/15	440,000	442,759
Bank of America Corp. unsec. sub. FRN notes	0.562	8/15/16	3,673,000	3,655,171
Bank of America, NA unsec. sub. FRN notes Ser. BKNT	0.541	6/15/17	10,000,000	9,865,110
Bank of Montreal sr. unsec. unsub. FRN notes Ser. MTN (Canada)	0.773	7/15/16	11,635,000	11,689,045
Bank of New York Mellon Corp. (The) sr. unsec. FRN notes Ser. 1	0.675	3/6/18	4,062,000	4,063,332
Bank of Nova Scotia sr. unsec. unsub. FRN notes (Canada)	0.773	7/15/16	3,000,000	3,014,805
Bank of Nova Scotia sr. unsec. unsub. FRN notes (Canada)	0.562	4/11/17	10,000,000	9,993,385
Bank of Nova Scotia sr. unsec. unsub. FRN notes Ser. BKNT (Canada)	0.661	12/13/16	4,000,000	4,011,768
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN notes (Japan)	0.846	9/9/16	4,300,000	4,310,997
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN notes (Japan)	0.648	3/10/17	4,000,000	4,001,612
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes (Japan)	0.684	2/26/16	5,160,000	5,162,701
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A unsec. FRN notes (Japan)	0.545	9/8/17	5,000,000	4,968,714
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub. FRN notes (France)	1.107	1/20/17	17,850,000	17,955,671
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub. FRN notes (France)	1.106	10/28/16	4,070,000	4,094,371
Barclays Bank PLC sr. unsec. unsub. FRN notes (United Kingdom)	0.812	2/17/17	15,100,000	15,109,153
Barclays Bank PLC sr. unsec. unsub. FRN notes Ser. MTN (United Kingdom)	0.776	12/9/16	8,640,000	8,650,964

18     Short Duration Income Fund

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Banking cont.
BB&T Corp. unsec. sub. notes	5.200	12/23/15	$2,315,000	$2,401,523
Bear Stearns Companies, LLC (The) sr. unsec. FRN notes Ser. MTN	0.621	11/21/16	4,494,000	4,485,151
BNP Paribas SA company guaranty sr. unsec. unsub. FRN notes Ser. MTN (France)	0.723	3/17/17	4,000,000	3,994,218
BNP Paribas SA company guaranty sr. unsec. unsub. FRN notes Ser. MTN (France)	0.692	5/7/17	2,000,000	2,000,416
BNP Paribas/BNP Paribas US Medium-Term Note Program, LLC 144A bank guaranty unsec. sub. notes (France)	4.800	6/24/15	13,865,000	14,081,779
BPCE SA bank guaranty sr. unsec. FRN notes Ser. MTN (France)	1.106	2/10/17	10,175,000	10,231,868
BPCE SA company guaranty sr. unsec. unsub. FRB bonds Ser. MTN (France)	0.862	6/23/17	13,000,000	13,005,707
Branch Banking & Trust Co. sr. unsec. FRN notes	0.664	12/1/16	2,000,000	2,002,872
Branch Banking & Trust Co. unsec. sub. FRN notes	0.561	9/13/16	12,015,000	11,956,295
Branch Banking & Trust Co. unsec. sub. FRN notes Ser. BKNT	0.533	5/23/17	3,000,000	2,983,806
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN notes Ser. EMTN (Canada)	0.406	2/21/17	6,200,000	6,182,043
Canadian Imperial Bank of Commerce/Canada sr. unsec. unsub. FRN notes (Canada)	0.777	7/18/16	3,000,000	3,014,100
Capital One Financial Corp. sr. unsec. unsub. FRN notes	0.872	11/6/15	8,688,000	8,706,349
Capital One Financial Corp. sr. unsec. unsub. notes	2.150	3/23/15	2,565,000	2,570,676
Capital One NA/Mclean VA sr. unsec. FRN notes Ser. BKNT	0.697	3/22/16	7,000,000	7,007,920
Citigroup, Inc. sr. unsec. sub. FRN notes	0.506	6/9/16	19,659,000	19,494,179
Citigroup, Inc. unsec. sr. FRN notes	0.933	11/24/17	5,000,000	4,988,880
Commonwealth Bank of Australia 144A sr. unsec. FRN notes (Australia)	0.747	9/20/16	5,000,000	5,011,444
Commonwealth Bank of Australia 144A sr. unsec. FRN notes (Australia)	0.505	9/8/17	7,000,000	6,996,234
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN notes (Australia)	0.601	3/13/17	10,000,000	10,004,104
Commonwealth Bank of Australia/New York, NY sr. unsec. notes	1.250	9/18/15	480,000	482,445
Credit Agricole SA 144A sr. unsec. FRN notes (France)	1.106	10/3/16	8,000,000	8,045,553
Credit Agricole SA/London 144A sr. unsec. FRN notes (United Kingdom)	1.413	4/15/16	12,265,000	12,369,363
Credit Suisse/New York, NY sr. unsec. FRN notes Ser. GMTN	0.724	5/26/17	20,860,000	20,821,472
Credit Suisse/New York, NY unsec. sr. FRN notes	0.943	1/29/18	4,000,000	3,992,844
Danske Bank A/S 144A sr. unsec. unsub. notes (Denmark)	3.750	4/1/15	10,733,000	10,788,007
Deutsche Bank Financial, LLC bank guaranty unsec. sub. notes Ser. MTN (Germany)	5.375	3/2/15	19,792,000	19,851,752
DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	2,500,000	2,528,195

Short Duration Income Fund     19

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Banking cont.
Fifth Third Bancorp unsec. sub. FRB bonds	0.667	12/20/16	$13,330,000	$13,252,779
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN notes	0.644	2/26/16	9,700,000	9,697,809
Fifth Third Bank/Cincinnati, OH unsec. sub. notes Ser. BKNT	4.750	2/1/15	650,000	650,000
HBOS PLC unsec. sub. FRN notes Ser. EMTN (United Kingdom)	0.957	9/30/16	13,435,000	13,367,825
HBOS PLC unsec. sub. FRN notes Ser. EMTN (United Kingdom)	0.935	9/6/17	8,400,000	8,339,789
HSBC Finance Corp. sr. unsec. notes	5.250	4/15/15	2,701,000	2,726,073
HSBC Finance Corp. sr. unsec. notes	5.000	6/30/15	10,440,000	10,631,908
HSBC Finance Corp. sr. unsec. unsub. FRN notes	0.664	6/1/16	12,153,000	12,132,510
ING Bank NV 144A sr. unsec. notes (Netherlands)	3.000	9/1/15	4,000,000	4,052,660
ING Bank NV 144A unsec. sub. notes (Netherlands)	5.125	5/1/15	17,397,000	17,577,737
Intesa Sanpaolo SpA 144A sr. unsec. notes (Italy)	3.625	8/12/15	1,600,000	1,619,789
JPMorgan Chase Bank, NA unsec. sub. FRN notes	0.571	6/13/16	21,811,000	21,702,163
KeyBank NA/Cleveland, OH sr. unsec. FRN notes	0.723	11/25/16	3,000,000	3,007,615
KeyBank NA/Cleveland, OH unsec. sub. notes Ser. BKNT	4.950	9/15/15	2,206,000	2,262,575
KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN	5.450	3/3/16	5,000,000	5,249,615
KeyCorp sr. unsec. unsub. notes Ser. MTN	3.750	8/13/15	5,600,000	5,688,728
M&I Marshall & Ilsley Bank unsec. sub. notes	4.850	6/16/15	1,800,000	1,826,937
Manufacturers & Traders Trust Co. sr. unsec. FRB bonds	0.630	1/30/17	5,000,000	4,999,516
Manufacturers & Traders Trust Co. sr. unsec. FRN notes Ser. BKNT	0.556	7/25/17	6,000,000	5,967,348
Manufacturers & Traders Trust Co. sr. unsec. FRN notes Ser. BKNT	0.535	3/7/16	10,500,000	10,488,298
Merrill Lynch & Co., Inc. unsec. sub. FRN notes	0.782	5/2/17	5,167,000	5,123,248
Mizuho Bank, Ltd. 144A company guaranty sr. unsec. FRN notes (Japan)	0.684	4/16/17	11,000,000	10,970,853
Mizuho Bank, Ltd. 144A company guaranty sr. unsec. unsub. FRN notes (Japan)	0.705	9/25/17	3,000,000	2,988,103
Mizuho Securities USA, Inc. 144A unsec. FRN notes	0.635	6/10/15	8,500,000	8,499,499
National Australia Bank, Ltd. 144A sr. unsec. FRB bonds (Australia)	0.664	12/2/16	4,000,000	4,013,756
National Australia Bank, Ltd. 144A sr. unsec. FRN notes (Australia)	0.613	3/17/17	5,000,000	5,002,067
National Australia Bank, Ltd./New York sr. unsec. FRN notes (Australia)	0.806	7/25/16	7,600,000	7,633,912
National Bank of Canada bank guaranty sr. unsec. notes (Canada)	1.500	6/26/15	3,285,000	3,300,328
National City Bank/Cleveland, OH unsec. sub. FRN notes Ser. BKNT	0.605	6/7/17	8,415,000	8,376,367
National City Bank/Cleveland, OH unsec. sub. FRN notes Ser. BKNT	0.591	12/15/16	4,250,000	4,232,129
Nationwide Building Society 144A sr. unsec. notes (United Kingdom)	4.650	2/25/15	7,254,000	7,273,042

20     Short Duration Income Fund

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Banking cont.
Nationwide Building Society 144A unsec. sub. notes (United Kingdom)	5.000	8/1/15	$15,950,000	$16,248,265
Nordea Bank AB 144A sr. unsec. FRN notes (Sweden)	0.693	5/13/16	8,700,000	8,731,248
Nordea Bank AB 144A sr. unsec. unsub. notes (Sweden)	2.250	3/20/15	210,000	210,547
Nordea Bank AB 144A sr. unsec. unsub. FRN notes (Sweden)	0.616	4/4/17	6,000,000	6,001,315
PNC Bank NA sr. unsec. unsub. FRN notes Ser. BKNT	0.573	4/29/16	7,525,000	7,527,310
PNC Funding Corp. bank guaranty unsec. sub. notes	5.250	11/15/15	4,204,000	4,350,543
Regions Financial Corp. sr. unsec. unsub. notes	5.750	6/15/15	6,362,000	6,465,580
Royal Bank of Canada sr. unsec. FRN notes (Canada)	0.587	1/23/17	2,000,000	2,003,194
Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN (Canada)	0.696	9/9/16	12,340,000	12,385,201
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRN notes (United Kingdom)	1.197	3/31/17	11,000,000	11,009,490
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes (United Kingdom)	2.550	9/18/15	9,004,000	9,091,816
Santander Bank, NA unsec. sr. FRN notes	1.182	1/12/18	5,000,000	5,001,400
Santander US Debt SAU company guaranty sr. unsec. unsub. notes Ser. REGS (Spain)	3.781	10/7/15	1,000,000	1,019,662
Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes (Spain)	3.781	10/7/15	1,850,000	1,886,375
Societe Generale SA 144A sr. unsec. notes (France)	3.100	9/14/15	21,246,000	21,560,738
Standard Chartered PLC 144A sr. unsec. unsub. FRN notes (United Kingdom)	0.575	9/8/17	10,000,000	9,948,460
Standard Chartered PLC 144A sr. unsec. unsub. notes (United Kingdom)	3.850	4/27/15	5,000,000	5,037,050
Sumitomo Mitsui Banking Corp. company guaranty sr. unsec. FRN notes (Japan)	0.684	1/10/17	6,000,000	5,993,006
Sumitomo Mitsui Banking Corp. company guaranty sr. unsec. unsub. FRN notes Ser. GMTN (Japan)	0.574	7/11/17	5,000,000	4,978,070
Sumitomo Mitsui Banking Corp. company guaranty unsec. sr. FRN notes (Japan)	0.834	1/16/18	6,000,000	6,011,220
Sumitomo Mitsui Banking Corp. company guaranty sr. unsec. unsub. notes (Japan)	1.350	7/18/15	1,450,000	1,455,806
Sumitomo Mitsui Banking Corp. 144A sr. unsec. unsub. bonds (Japan)	3.150	7/22/15	2,290,000	2,316,763
Sun Trust Bank/Atlanta, GA unsec. sub. FRN notes	0.523	8/24/15	8,920,000	8,910,835
Suncorp-Metway, Ltd. 144A sr. unsec. FRN notes (Australia)	0.955	3/28/17	15,250,000	15,272,158
SunTrust Bank/Atlanta, GA sr. unsec. FRN notes Ser. BKNT	0.672	2/15/17	10,000,000	9,977,457
SunTrust Bank/Atlanta, GA unsec. sub. notes Ser. BKNT	5.000	9/1/15	936,000	957,968
Svenska Handelsbanken AB sr. unsec. FRN notes (Sweden)	0.722	9/23/16	5,665,000	5,680,877
Svenska Handelsbanken AB sr. unsec. FRN notes (Sweden)	0.697	3/21/16	11,410,000	11,448,878

Short Duration Income Fund     21

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Banking cont.
Toronto-Dominion Bank (The) sr. unsec. FRB bonds Ser. MTN (Canada)	0.696	9/9/16	$8,000,000	$8,032,118
Toronto-Dominion Bank (The) sr. unsec. FRN notes (Canada)	0.472	5/2/17	6,000,000	5,995,986
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN notes Ser. BKNT	0.485	1/30/17	7,000,000	6,998,620
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN notes Ser. BKNT	0.439	9/11/17	10,000,000	9,986,760
U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN notes Ser. BKNT	0.377	4/22/16	5,000,000	5,001,345
UBS AG/Stamford, CT sr. unsec. FRN notes Ser. MTN	0.613	8/14/17	7,000,000	7,005,215
UBS AG/Stamford, CT unsec. sub. notes	7.375	7/15/15	7,443,000	7,663,469
UBS AG/Stamford, CT unsec. sub. notes	7.000	10/15/15	6,290,000	6,549,249
Wachovia Corp. unsec. sub. FRN notes	0.623	10/15/16	7,218,000	7,196,815
Wachovia Corp. unsec. sub. FRN notes	0.595	10/28/15	8,544,000	8,544,444
Wells Fargo & Co. sr. unsec. unsub. FRN notes	0.887	4/23/18	3,000,000	3,002,915
Wells Fargo Bank, NA unsec. sub. FRN notes	0.442	5/16/16	6,352,000	6,332,988
Westpac Banking Corp. sr. unsec. unsub. FRN notes (Australia)	0.604	12/1/17	17,000,000	16,985,303
Westpac Banking Corp. sr. unsec. unsub. FRN notes (Australia)	0.562	5/19/17	6,000,000	5,997,204
				933,251,321
Basic materials (0.7%)
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. FRN notes	1.396	5/27/16	16,250,000	16,326,294
				16,326,294
Capital goods (1.0%)
Caterpillar Financial Services Corp. sr. unsec. notes Ser. MTNF	4.750	2/17/15	585,000	585,955
John Deere Capital Corp. sr. unsec. FRN notes	0.542	10/11/16	5,000,000	5,010,197
John Deere Capital Corp. sr. unsec. FRN notes Ser. MTN	0.461	12/15/17	10,000,000	9,991,219
John Deere Capital Corp. unsec. sr. FRN notes Ser. MTN	0.544	1/16/18	6,000,000	5,998,194
				21,585,565
Communication services (1.7%)
AT&T, Inc. sr. unsec. unsub. FRN notes	0.618	2/12/16	9,255,000	9,258,301
British Telecommunications PLC sr. unsec. unsub. notes (United Kingdom)	2.000	6/22/15	1,550,000	1,558,320
Time Warner Cable, Inc. company guaranty sr. unsec. notes	3.500	2/1/15	10,000,000	10,000,000
Verizon Communications, Inc. sr. unsec. unsub. FRN notes	1.771	9/15/16	6,500,000	6,617,201
Verizon Communications, Inc. sr. unsec. unsub. FRN notes	0.636	6/9/17	10,000,000	9,983,470
				37,417,292
Conglomerates (0.1%)
General Electric Co. sr. unsec. notes	0.850	10/9/15	1,000,000	1,003,366
				1,003,366

22     Short Duration Income Fund

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Consumer cyclicals (4.7%)
Clorox Co. (The) sr. unsec. notes	3.550	11/1/15	$1,000,000	$1,021,839
Daimler Finance North America, LLC 144A company guaranty sr. unsec. FRN notes	0.588	3/10/17	10,000,000	9,999,850
Daimler Finance North America, LLC 144A company guaranty sr. unsec. FRN notes	0.572	8/1/17	5,000,000	4,995,060
Ford Motor Credit Co., LLC sr. unsec. FRN notes	0.755	9/8/17	5,500,000	5,445,831
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes	0.805	12/6/17	15,000,000	14,851,407
Harley-Davidson Financial Services, Inc. 144A company guaranty sr. unsec. notes	1.150	9/15/15	1,490,000	1,494,017
Hutchison Whampoa International 14, Ltd. 144A company guaranty sr. unsec. unsub. bonds (Hong Kong)	1.625	10/31/17	2,500,000	2,477,243
Hyundai Capital Services, Inc. 144A sr. unsec. unsub. FRN notes (South Korea)	1.043	3/18/17	3,000,000	3,000,005
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes	7.500	6/1/15	3,955,000	4,043,402
NBCUniversal Enterprise, Inc. 144A company guaranty sr. unsec. FRN notes	0.790	4/15/16	8,260,000	8,280,620
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN notes	0.785	3/3/17	7,000,000	6,999,898
Nissan Motor Acceptance Corp. 144A unsec. FRN notes	0.955	9/26/16	9,350,000	9,396,472
Toyota Motor Credit Corp. sr. unsec. FRN notes Ser. MTN	0.432	5/16/17	10,000,000	9,984,010
Toyota Motor Credit Corp. sr. unsec. unsub. notes	0.875	7/17/15	1,000,000	1,002,449
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN	3.200	6/17/15	214,000	216,268
Toyota Motor Credit Corp. unsec. sr. FRN notes	0.572	1/12/18	7,000,000	7,004,025
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. unsub. FRN notes	0.603	5/23/17	10,000,000	9,986,120
Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes (Germany)	0.672	11/18/16	6,000,000	6,015,099
				106,213,615
Consumer finance (1.4%)
American Express Credit Corp. sr. unsec. FRN notes	0.763	7/29/16	4,000,000	4,012,557
American Express Credit Corp. sr. unsec. notes Ser. MTN	5.300	12/2/15	2,355,000	2,443,447
American Express Credit Corp. sr. unsec. unsub. FRN notes	0.547	9/22/17	5,350,000	5,338,635
American Honda Finance Corp. unsec. sr. FRN notes Ser. MTN	0.549	12/11/17	15,000,000	15,016,605
American Honda Finance Corp. 144A sr. unsec. FRN notes	0.609	5/26/16	4,940,000	4,955,235
Capital One Bank USA, NA sr. unsec. FRN notes	0.733	2/13/17	250,000	249,999
				32,016,478
Consumer staples (2.9%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes	0.800	1/15/16	1,000,000	1,003,000
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN notes	0.446	1/27/17	4,465,000	4,455,190

Short Duration Income Fund     23

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes	3.625	4/15/15	$1,000,000	$1,006,480
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes	5.600	5/1/15	5,233,000	5,294,953
FBG Finance Pty, Ltd. 144A company guaranty sr. unsec. notes (Australia)	5.125	6/15/15	1,000,000	1,016,868
General Mills, Inc. sr. unsec. FRN notes	0.456	1/28/16	5,000,000	5,002,018
Kellogg Co. sr. unsec. unsub. notes	1.125	5/15/15	5,000,000	5,009,310
Kraft Foods Group, Inc. sr. unsec. notes	1.625	6/4/15	2,467,000	2,474,285
Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	5,429,000	5,539,800
Kroger Co. (The) sr. unsec. FRN notes	0.787	10/17/16	18,387,000	18,393,417
PepsiCo, Inc. sr. unsec. unsub. FRN notes	0.444	2/26/16	4,087,000	4,091,336
Walgreens Boots Alliance, Inc. sr. unsec. unsub. FRN notes	0.708	5/18/16	12,000,000	12,004,564
				65,291,221
Energy (0.9%)
Canadian Natural Resources, Ltd. sr. unsec. unsub. FRN notes (Canada)	0.632	3/30/16	10,300,000	10,312,622
Devon Energy Corp. sr. unsec. unsub. FRN notes	0.781	12/15/16	4,780,000	4,728,321
Devon Energy Corp. sr. unsec. unsub. FRN notes	0.691	12/15/15	4,000,000	3,997,511
				19,038,454
Financial (3.4%)
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. FRN notes	0.553	1/12/18	10,000,000	10,002,830
GATX Corp. sr. unsec. notes	4.750	5/15/15	250,000	252,810
General Electric Capital Corp. sr. unsec. FRN notes Ser. EMTN	0.447	6/20/16	7,000,000	7,003,787
General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN	0.902	7/12/16	3,930,000	3,958,495
General Electric Capital Corp. sr. unsec. unsub. FRN notes Ser. GMTN	0.512	5/15/17	11,500,000	11,479,059
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN notes Ser. MTN	0.860	6/4/17	10,200,000	10,167,682
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GMTN	3.700	8/1/15	1,578,000	1,601,026
Goldman Sachs Group, Inc. (The) unsec. sr. FRN notes Ser. MTN	1.043	12/15/17	6,000,000	6,008,358
Morgan Stanley sr. unsec. unsub. FRN notes Ser. MTN	0.707	10/18/16	13,000,000	12,963,314
Morgan Stanley sr. unsec. unsub. notes	5.375	10/15/15	10,268,000	10,589,594
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub. notes (United Kingdom)	3.950	9/21/15	3,150,000	3,209,311
				77,236,266
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. FRN notes	0.992	11/6/15	3,624,000	3,636,017
AbbVie, Inc. sr. unsec. unsub. notes	1.200	11/6/15	1,795,000	1,800,186
Amgen, Inc. sr. unsec. FRN notes	0.613	5/22/17	15,000,000	14,969,055
Bayer US Finance, LLC 144A company guaranty sr. unsec. unsub. FRN notes	0.536	10/6/17	10,000,000	9,983,680
McKesson Corp. sr. unsec. unsub. FRN notes	0.638	9/10/15	3,000,000	3,001,949
				33,390,887

24     Short Duration Income Fund

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Insurance (2.9%)
Aflac, Inc. sr. unsec. notes	3.450	8/15/15	$7,790,000	$7,902,132
American International Group, Inc. unsec. sub. notes	2.375	8/24/15	24,811,000	25,023,407
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes	4.000	3/30/15	3,365,000	3,382,845
Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	506,161
Metropolitan Life Global Funding I 144A FRB Bonds	0.783	7/15/16	3,560,000	3,577,132
Metropolitan Life Global Funding I 144A FRN	0.632	4/10/17	10,000,000	10,024,145
New York Life Global Funding 144A FRN notes	0.521	12/15/17	10,000,000	9,999,858
Prudential Covered Trust 2012-1 144A company guaranty mtge. notes	2.997	9/30/15	5,276,250	5,340,003
				65,755,683
Investment banking/Brokerage (0.4%)
Macquarie Bank, Ltd. 144A sr. unsec. unsub. FRN notes (Australia)	0.691	6/15/16	10,000,000	9,999,856
				9,999,856
Real estate (5.3%)
Camden Property Trust sr. unsec. unsub. notes R	5.000	6/15/15	2,596,000	2,638,878
DDR Corp. sr. unsec. unsub. notes R	5.500	5/1/15	6,217,000	6,281,103
Digital Realty Trust LP company guaranty sr. unsec. unsub. notes R	4.500	7/15/15	11,992,000	12,077,695
Duke Realty LP company guaranty sr. unsec. unsub. notes R	7.375	2/15/15	17,979,000	18,015,282
ERP Operating LP sr. unsec. unsub. notes R	6.584	4/13/15	13,517,000	13,685,963
HCP, Inc. sr. unsec. unsub. notes R	7.072	6/8/15	13,500,000	13,788,430
Health Care REIT, Inc. sr. unsec. notes R	3.625	3/15/16	4,000,000	4,115,984
Kimco Realty Corp. sr. unsec. notes Ser. MTN R	5.584	11/23/15	800,000	829,500
Kimco Realty Corp. sr. unsec. notes Ser. MTN R	4.904	2/18/15	5,157,000	5,165,483
Liberty Property LP sr. unsec. unsub. notes R	5.125	3/2/15	6,950,000	6,971,955
Realty Income Corp. sr. unsec. notes R	5.500	11/15/15	4,900,000	5,073,347
Regency Centers LP company guaranty sr. unsec. unsub. notes	5.250	8/1/15	12,279,000	12,548,082
Simon Property Group LP sr. unsec. unsub. notes R	5.750	12/1/15	1,024,000	1,055,928
Simon Property Group LP sr. unsec. unsub. notes R	5.100	6/15/15	1,000,000	1,016,935
UDR, Inc. sr. unsec. unsub. notes Ser. MTN R	5.250	1/15/16	5,000,000	5,197,520
Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes R	3.125	11/30/15	10,377,000	10,563,291
				119,025,376
Technology (1.9%)
eBay, Inc. sr. unsec. unsub. FRN notes	0.456	7/28/17	7,000,000	6,905,297
Hewlett-Packard Co. sr. unsec. unsub. notes	2.350	3/15/15	10,380,000	10,402,099
Oracle Corp. sr. unsec. unsub. FRN notes	0.454	7/7/17	15,000,000	15,003,671
Western Union Co. (The) sr. unsec. unsub. FRN notes	1.231	8/21/15	7,255,000	7,275,604
Xerox Corp. sr. unsec. unsub. notes	4.250	2/15/15	2,908,000	2,911,147
				42,497,818
Transportation (0.4%)
Continental Airlines, Inc. pass-through certificates Ser. 97-4A	6.900	1/2/18	4,011,129	4,231,741
Kansas City Southern de Mexico SA de CV sr. unsec. FRN notes	0.956	10/28/16	4,000,000	3,990,236
				8,221,977

Short Duration Income Fund     25

CORPORATE BONDS AND NOTES (73.3%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Utilities and power (2.6%)
Duke Energy Corp. sr. unsec. unsub. FRN notes	0.636	4/3/17	$9,100,000	$9,109,937
Duke Energy Corp. sr. unsec. unsub. notes	3.350	4/1/15	5,000,000	5,023,050
Duke Energy Ohio, Inc. sr. FRB bonds	0.375	3/6/15	1,000,000	999,960
Duke Energy Progress, Inc. sr. FRN mtge. notes	0.435	3/6/17	5,000,000	4,982,088
Electricite de France (EDF) 144A sr. unsec. FRN notes (France)	0.717	1/20/17	8,000,000	8,009,532
Enbridge, Inc. sr. unsec. unsub. FRN notes (Canada)	0.684	6/2/17	5,000,000	4,994,088
Georgia Power Co. sr. unsec. unsub. FRN notes	0.561	3/15/16	4,707,000	4,702,482
Georgia Power Co. sr. unsec. unsub. notes Ser. 12D	0.625	11/15/15	2,000,000	2,000,904
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes	5.625	2/15/15	1,465,000	1,467,132
LG&E and KU Energy, LLC sr. unsec. unsub. notes	2.125	11/15/15	4,000,000	4,030,344
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes	7.875	12/15/15	2,590,000	2,748,638
Potomac Edison Co. (The) sr. unsub. notes	5.125	8/15/15	3,675,000	3,761,030
TransCanada PipeLines, Ltd. sr. unsec. unsub. FRN notes (Canada)	0.937	6/30/16	7,100,000	7,137,220
				58,966,405
Total corporate bonds and notes (cost $1,647,479,985)				$1,647,237,874

COMMERCIAL PAPER (14.4%)*	Yield (%)	Maturity date	Principal amount	Value
Albemarle Corp.	0.790	2/27/15	$6,800,000	$6,797,631
AXA Financial, Inc.	0.543	5/22/15	8,000,000	7,992,310
Bacardi USA, Inc.	0.450	2/18/15	2,100,000	2,099,737
Berkshire Hathaway Energy, Co. 144A	0.430	2/25/15	7,000,000	6,992,330
BorgWarner, Inc.	0.400	2/4/15	11,000,000	10,999,649
Campbell Soup Co.	0.420	3/17/15	13,220,000	13,216,605
Campbell Soup Co.	0.420	2/26/15	1,500,000	1,499,790
Campbell Soup Co.	0.450	2/23/15	250,000	249,970
Campbell Soup Co.	0.420	2/17/15	500,000	499,955
Canadian Natural Resources, Ltd. (Canada)	0.490	2/24/15	10,000,000	9,998,306
Canadian Natural Resources, Ltd. (Canada)	0.460	2/19/15	2,000,000	1,999,736
Canadian Pacific Railway Co. (Canada)	0.600	2/5/15	2,800,000	2,799,893
CVS Health Corp.	0.340	2/2/15	20,000,000	19,999,616
Eni Finance International SA (Belgium)	0.551	3/20/15	2,500,000	2,499,166
Eni Finance USA Inc.	0.551	5/22/15	3,100,000	3,097,020
Eni Finance USA Inc. 144A	0.614	4/10/15	10,000,000	9,999,370
Equifax, Inc.	0.440	2/27/15	4,500,000	4,498,930
Experian Finance PLC (United Kingdom)	0.470	3/27/15	11,000,000	10,995,124
FMC Corp.	0.500	2/9/15	20,000,000	19,998,722
Ford Motor Credit Co., LLC	0.701	3/2/15	600,000	599,767
Ford Motor Credit Co., LLC	0.671	2/13/15	750,000	749,875
Ford Motor Credit Co., LLC	0.680	2/2/15	1,800,000	1,799,936
GATX Corp.	0.460	2/5/15	10,000,000	9,999,617

26     Short Duration Income Fund

COMMERCIAL PAPER (14.4%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Hawaiian Electric Industries, Inc.	0.550	2/4/15	$7,820,000	$7,819,555
Hyundai Capital America (South Korea)	0.481	4/15/15	10,000,000	9,993,750
Kansas City Southern Railway Co. (The)	0.630	2/9/15	10,000,000	9,998,944
Kansas City Southern Railway Co. (The)	0.580	2/2/15	8,000,000	7,999,746
Marriott International, Inc./Maryland	0.460	3/16/15	3,450,000	3,448,836
Mohawk Industries, Inc.	0.660	2/12/15	17,500,000	17,496,714
Mondelez International, Inc.	0.501	4/22/15	10,000,000	9,993,053
Mondelez International, Inc.	0.410	2/19/15	6,291,000	6,290,168
Mondelez International, Inc.	0.410	2/18/15	4,090,000	4,089,488
Monsanto Co. 144A	0.502	5/26/15	10,000,000	9,987,552
NiSource Finance Corp.	0.851	2/3/15	10,000,000	9,999,133
NiSource Finance Corp.	0.600	2/2/15	6,400,000	6,399,584
SCANA Corp.	0.530	2/13/15	10,000,000	9,997,861
Vodafone Group PLC (United Kingdom)	0.563	6/29/15	5,000,000	4,992,084
Vodafone Group PLC (United Kingdom)	0.503	6/4/15	5,000,000	4,993,837
Vodafone Group PLC (United Kingdom)	0.520	4/10/15	5,490,000	5,486,830
Vodafone Group PLC (United Kingdom)	0.501	4/8/15	2,475,000	2,473,621
Williams Partners LP	0.465	2/17/15	20,000,000	19,997,650
Wyndham Worldwide Corp.	0.690	2/4/15	10,000,000	9,999,403
Wyndham Worldwide Corp. 144A	0.650	2/2/15	12,000,000	11,999,570
Total commercial paper (cost $322,806,683)				$322,840,434

MORTGAGE-BACKED SECURITIES (8.0%)*	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations (1.1%)
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ	6.500	11/15/23	$311,622	$345,505
Ser. 2345, Class PQ	6.500	8/15/16	81,466	84,398
Ser. 2430, Class UD	6.000	3/15/17	71,149	73,928
Ser. 3724, Class CM	5.500	6/15/37	417,803	468,091
Ser. 3316, Class CD	5.500	5/15/37	178,938	200,686
Ser. 2503, Class B	5.500	9/15/17	82,404	86,266
Ser. 3662, Class QA	5.000	3/15/38	171,035	173,854
Ser. 3028, Class BA	5.000	4/15/34	57,292	57,854
Ser. 2938, Class ND	5.000	10/15/33	7,393	7,416
Ser. 2888, Class CG	5.000	8/15/33	96,388	97,958
Ser. 2840, Class OE	5.000	2/15/33	13,215	13,228
Ser. 3331, Class NV	5.000	6/15/29	286,000	295,505
Ser. 3580, Class VB	5.000	4/15/29	53,728	54,001
Ser. 2561, Class BD	5.000	2/15/18	272,495	285,446
Ser. 2541, Class JC	5.000	12/15/17	118,717	124,084
Ser. 2542, Class ES	5.000	12/15/17	23,994	24,962
Ser. 2519, Class AH	5.000	11/15/17	260,901	272,313
Ser. 2513, Class DB	5.000	10/15/17	32,616	34,010
Ser. 3539, Class PM	4.500	5/15/37	95,972	102,620
Ser. 3624, Class G	4.500	7/15/27	20,087	20,127
Ser. 2958, Class QD	4.500	4/15/20	50,762	53,077

Short Duration Income Fund     27

MORTGAGE-BACKED SECURITIES (8.0%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 2882, Class UM	4.500	8/15/19	$66,431	$67,103
Ser. 3845, Class KP	4.000	4/15/38	111,543	111,694
Ser. 3681, Class AH	4.000	10/15/27	245,123	248,148
Ser. 2854, Class DL	4.000	9/15/19	226,455	235,874
Ser. 2864, Class GB	4.000	9/15/19	159,750	166,481
Ser. 2783, Class AY	4.000	4/15/19	152,329	158,368
Ser. 3805, Class AK	3.500	4/15/24	116,181	119,516
Ser. 2643, Class ME	3.500	3/15/18	29,004	29,283
Ser. 3683, Class JH	2.500	12/15/23	47,359	47,742
Ser. 3611, Class PO, PO	0.000	7/15/34	122,865	116,032
Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	271,588	300,404
Ser. 10-110, Class AE	9.750	11/25/18	201,581	223,872
Ser. 06-10, Class GC	6.000	9/25/34	1,587,520	1,611,332
Ser. 06-124, Class A	5.625	11/25/36	39,399	40,689
Ser. 05-48, Class AR	5.500	2/25/35	180,468	194,558
Ser. 05-51, Class CI	5.500	2/25/34	76,486	77,075
Ser. 08-8, Class PA	5.000	2/25/38	174,692	184,615
Ser. 09-86, Class PC	5.000	3/25/37	1,059,869	1,070,468
Ser. 05-101, Class ND	5.000	6/25/34	22,049	22,085
Ser. 09-15, Class MC	5.000	3/25/24	79,470	83,752
Ser. 03-92, Class VH	5.000	2/25/19	309,997	312,951
Ser. 02-73, Class OE	5.000	11/25/17	115,445	120,414
Ser. 02-65, Class HC	5.000	10/25/17	16,210	16,721
Ser. 09-100, Class PA	4.500	4/25/39	31,607	32,509
Ser. 04-8, Class GD	4.500	10/25/32	96,062	98,420
Ser. 04-26, Class PD	4.500	8/25/32	179,162	182,950
Ser. 11-60, Class PA	4.000	10/25/39	54,632	57,295
Ser. 11-4, Class JP	4.000	6/25/39	650,762	662,408
Ser. 11-36, Class PA	4.000	2/25/39	631,829	651,898
Ser. 11-113, Class LA	4.000	6/25/37	18,256	18,245
Ser. 03-43, Class YA	4.000	3/25/33	538,222	554,931
Ser. 10-109, Class JB	4.000	8/25/28	312,689	323,255
Ser. 10-17, Class CA	4.000	11/25/23	44,824	45,097
Ser. 11-89, Class VA	4.000	9/25/23	489,437	494,648
Ser. 04-27, Class HB	4.000	5/25/19	70,603	73,327
Ser. 03-128, Class NG	4.000	1/25/19	172,583	179,127
Ser. 11-20, Class PC	3.500	3/25/39	159,056	166,213
Ser. 11-40, Class DA	3.500	11/25/37	198,856	199,613
Ser. 10-155, Class A	3.500	9/25/25	48,587	49,841
Ser. 11-42, Class BJ	3.000	8/25/25	931,932	960,477
Ser. 10-49, Class KC	3.000	11/25/23	75,936	76,745
Ser. 10-43, Class KG	3.000	1/25/21	171,075	176,208
Ser. 11-23, Class AB	2.750	6/25/20	117,342	120,581

28     Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (8.0%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 10-81, Class AP	2.500	7/25/40	$237,270	$241,931
FRB Ser. 10-90, Class GF	0.668	8/25/40	3,640,746	3,652,396
FRB Ser. 06-74, Class FL	0.518	8/25/36	996,250	998,274
FRB Ser. 05-63, Class FC	0.418	10/25/31	1,465,603	1,462,283
Ser. 92-96, Class B, PO	0.000	5/25/22	55,534	54,917
Government National Mortgage Association
Ser. 10-61, Class EA	5.000	9/20/31	143,468	145,601
Ser. 10-31, Class VA	5.000	3/20/21	318,488	322,005
Ser. 10-39, Class PH	4.500	11/20/38	429,731	453,100
Ser. 11-7, Class CA	4.500	11/20/37	115,283	117,758
Ser. 09-109, Class NK	4.500	7/20/37	472,827	489,643
Ser. 09-94, Class MB	4.500	4/20/37	445,080	460,240
Ser. 10-29, Class PA	4.500	8/20/36	209,360	212,860
Ser. 09-116, Class EK	4.500	12/20/34	138,705	141,173
Ser. 09-54, Class HT	4.500	12/20/34	66,729	67,661
Ser. 09-46, Class G	4.500	9/20/34	30,871	31,030
Ser. 09-31, Class MA	4.500	8/20/33	10,493	10,558
Ser. 09-59, Class P	4.250	9/20/33	165,831	171,848
Ser. 09-32, Class AB	4.000	5/16/39	47,376	50,127
Ser. 10-32, Class CJ	4.000	1/20/38	439,195	455,561
Ser. 08-31, Class PN	4.000	11/20/36	3,313	3,318
Ser. 08-38, Class PS	3.500	5/20/37	13,897	13,950
Ser. 09-93, Class EJ	3.500	5/20/35	2,829	2,830
Ser. 09-118, Class AW	3.000	5/20/37	947,935	974,003
				24,091,361
Commercial mortgage-backed securities (2.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A2	5.317	9/10/47	2,077,953	2,077,010
Ser. 06-6, Class A2	5.309	10/10/45	38,657	38,713
Banc of America Merrill Lynch Commercial Mortgage, Inc. Ser. 05-4, Class A5A	4.933	7/10/45	7,765,134	7,810,948
COMM Mortgage Trust Ser. 05-C6, Class AJ	5.209	6/10/44	1,581,000	1,606,871
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C6, Class AJ	5.230	12/15/40	1,616,000	1,636,152
DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	7,503,771	7,548,911
GCCFC Commercial Mortgage Trust Ser. 07-GG9, Class A2	5.381	3/10/39	280,432	281,162
GE Commercial Mortgage Corp Trust Ser. 07-C1, Class AAB	5.477	12/10/49	265,818	265,818
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C2, Class A4	5.301	8/10/38	56,592	56,678
GS Mortgage Securities Corp. II Ser. 05-GG4, Class A4	4.761	7/10/39	508,365	509,000
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 04-LN2, Class A2	5.115	7/15/41	515,348	516,476
Merrill Lynch Mortgage Trust Ser. 05-CIP1, Class AM	5.107	7/12/38	10,623,000	10,780,539

Short Duration Income Fund     29

MORTGAGE-BACKED SECURITIES (8.0%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2FX	5.607	4/12/49	$574,473	$573,485
Ser. 07-HQ11, Class A31	5.439	2/12/44	577,894	578,218
Selkirk, Ltd. 144A
Ser. 1, Class A (Cayman Islands)	1.329	2/20/41	9,613,581	9,586,638
Ser. 2, Class A (Cayman Islands)	1.183	2/20/41	4,136,351	4,130,406
Wachovia Bank Commercial Mortgage Trust Ser. 07-C31, Class A2	5.421	4/15/47	47,044	47,033
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 06-C28, Class A4FL	0.319	10/15/48	8,762,845	8,679,931
				56,723,989
Residential mortgage-backed securities (non-agency) (4.4%)
Accredited Mortgage Loan Trust FRB Ser. 06-1, Class A3	0.350	4/25/36	10,636,241	10,509,670
BCAP, LLC Trust 144A
FRB Ser. 12-RR12, Class 4A1	2.746	4/26/36	4,988,227	5,086,433
FRB Ser. 10-RR6, Class 2A8	0.448	5/26/37	2,229,364	2,190,350
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-EC1, Class M1	0.620	11/25/35	11,811,182	11,771,024
Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-4, Class M1	0.670	1/25/36	2,735,344	2,724,402
FRB Ser. 05-SD3, Class 1A	0.658	7/25/35	2,441,584	2,392,752
FRB Ser. 05-SD2, Class 1A3	0.568	3/25/35	3,088,199	3,066,582
Citigroup Mortgage Loan Trust 144A
FRB Ser. 09-6, Class 12A1	2.612	7/25/36	1,148,467	1,168,853
FRB Ser. 09-5, Class 1A1	2.405	6/25/37	771,604	773,533
Citigroup Mortgage Loan Trust, Inc. 144A FRB Ser. 12-11, Class 3A1	0.460	12/25/35	2,168,005	2,150,617
Countrywide Asset-Backed Certificates Trust
FRB Ser. 04-12, Class MV2	0.800	3/25/35	1,930,596	1,930,210
FRB Ser. 05-1, Class MV3	0.650	7/25/35	1,371,266	1,369,209
Credit Suisse Mortgage Trust 144A FRB Ser. 14-5R, Class 6A1	0.318	10/27/36	10,963,034	10,785,244
GSAMP Trust FRB Ser. 06-HE2, Class A2	0.348	3/25/46	3,699,252	3,634,330
Morgan Stanley Mortgage Loan Trust
FRB Ser. 05-6AR, Class 1A2	0.438	11/25/35	3,313,260	3,287,854
FRB Ser. 05-5AR, Class 1A1	0.438	9/25/35	7,488,756	7,423,604
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates FRB Ser. 05-1, Class M1	0.638	2/25/35	2,981,922	2,974,467
Opteum Mortgage Acceptance Corp. Trust FRB Ser. 05-4, Class 1A1C	0.578	11/25/35	4,113,675	4,031,402
People’s Choice Home Loan Securities Trust FRB Ser. 05-2, Class M2	0.815	5/25/35	9,957,634	9,945,685
Residential Accredit Loans, Inc. Trust Ser. 03-QR13, Class A3	4.000	7/25/33	678,457	684,902
Residential Asset Mortgage Products Trust FRB Ser. 05-EFC4, Class M1	0.578	9/25/35	4,222,114	4,214,092

30     Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (8.0%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Residential Asset Securities Corp. Trust FRB Ser. 05-KS4, Class M1	0.783	5/25/35	$1,059,673	$1,060,170
Structured Asset Securities Corp Mortgage Loan Trust FRB Ser. 07-BC2, Class A3	0.298	3/25/37	5,412,450	5,398,919
				98,574,304
Total mortgage-backed securities (cost $179,802,396)				$179,389,654

CERTIFICATES OF DEPOSIT (2.7%)*	Yield (%)	Maturity date	Principal amount	Value
Banco Bilbao Vizcaya/NY FRN	1.082	5/16/16	$23,750,000	$23,768,252
Bank of Montreal/Chicago, IL FRN (Canada)	0.396	10/21/15	5,000,000	4,999,030
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY FRN (Japan)	0.633	7/15/16	7,000,000	6,997,641
Intensa Sanpaolo SpA/New York, NY (Italy)	0.971	4/7/15	5,300,000	5,308,636
Intesa Sanpaolo/NY (Italy)	0.939	4/7/15	6,250,000	6,257,931
Intesa Sanpaolo/NY FRN (Italy)	1.632	4/11/16	8,950,000	9,008,728
Nordea Bank Finland PLC/New York FRN	0.722	2/19/16	2,000,000	2,007,280
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.555	3/3/16	2,000,000	1,999,546
Total certificates of deposit (cost $60,367,902)				$60,347,044

ASSET-BACKED SECURITIES (1.8%)*	Interest rate (%)	Maturity date	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A	1.056	8/10/16	$20,000,000	$20,000,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A	1.055	7/25/16	20,000,000	20,000,000
Total asset-backed securities (cost $40,000,000)				$40,000,000

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.1%)*	Interest rate (%)	Maturity date	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates	4.500	10/15/19	$121,703	$128,216
Government National Mortgage Association Pass-Through Certificates	4.500	10/15/19	116,203	121,334
				249,550
U.S. Government Agency Mortgage Obligations (0.1%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	33,476	34,854
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.500	3/1/19	86,936	94,443
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.500	6/1/17	86,022	90,508
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	2/1/19	66,571	68,946
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	9/1/17	177,801	187,046

Short Duration Income Fund     31

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.1%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	7/1/17	$164,857	$173,428
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	6/1/17	92,105	96,590
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.500	11/1/18	102,325	108,043
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.500	4/1/18	87,571	92,574
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	5/1/21	136,080	144,969
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	11/1/19	137,477	145,563
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	5/1/18	54,010	56,676
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	3/1/18	62,345	65,862
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	2/1/18	67,827	71,654
Federal Home Loan Mortgage Corporation Pass-Through Certificates	4.500	8/1/18	83,041	86,971
Federal National Mortgage Association Pass-Through Certificates	6.500	12/1/19	149,331	156,860
Federal National Mortgage Association Pass-Through Certificates	6.500	8/1/17	98,114	103,416
Federal National Mortgage Association Pass-Through Certificates	6.000	5/1/23	98,512	106,194
Federal National Mortgage Association Pass-Through Certificates	6.000	9/1/19	31,702	33,275
Federal National Mortgage Association Pass-Through Certificates	6.000	9/1/18	51,657	55,026
Federal National Mortgage Association Pass-Through Certificates	6.000	12/1/17	86,070	90,284
Federal National Mortgage Association Pass-Through Certificates	5.500	11/1/23	148,689	158,547
Federal National Mortgage Association Pass-Through Certificates	5.500	6/1/20	172,035	183,443
Federal National Mortgage Association Pass-Through Certificates	5.500	11/1/18	140,550	148,088
Federal National Mortgage Association Pass-Through Certificates	5.500	4/1/18	184,410	193,795
Federal National Mortgage Association Pass-Through Certificates	5.000	11/1/19	139,864	148,905
				2,895,960
Total U.S. government and agency mortgage obligations (cost $3,183,363)				$3,145,510

32     Short Duration Income Fund

ASSET-BACKED COMMERCIAL PAPER (—%)*	Yield (%)	Maturity date	Principal amount	Value
Ciesco, LLC	0.300	5/1/15	$250,000	$249,873
Total asset-backed commercial paper (cost $249,815)				$249,873

TOTAL INVESTMENTS
Total investments (cost $2,253,890,144)	$2,253,210,389

Key to holding’s abbreviations
BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate or yield, at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield, at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNF	Medium Term Notes Class F
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $2,247,650,318.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.1%
United Kingdom	7.1
Canada	5.1
Australia	4.9
France	4.6
Japan	2.8
Netherlands	1.9
Sweden	1.4
Germany	1.1
Italy	1.0
Cayman Islands	0.6
South Korea	0.6
Denmark	0.5
Other	0.3
Total	100.0%

Short Duration Income Fund     33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$249,873	$—
Asset-backed securities	—	—	40,000,000
Certificates of deposit	—	60,347,044	—
Commercial paper	—	322,840,434	—
Corporate bonds and notes	—	1,647,237,874	—
Mortgage-backed securities	—	179,389,654	—
U.S. government and agency mortgage obligations	—	3,145,510	—
Totals by level	$—	$2,213,210,389	$40,000,000
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

	Investments in securities:	Balance as of July 31, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of January 31, 2015
	Asset-backed securities	$—	$—	$—	$—	$—	$—	$40,000,000	$40,000,000
	Totals	$—	$—	$—	$—	$—	$—	$40,000,000	$40,000,000
†

Transfers are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at January 31, 2015.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

34     Short Duration Income Fund

	Statement of assets and liabilities 1/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $2,253,890,144)	$2,253,210,389
	Cash	8,095,564
	Interest and other receivables	7,624,773
	Receivable for shares of the fund sold	52,267,959
	Receivable for investments sold	2,491,186
	Prepaid assets	161,491
	Total assets	2,323,851,362
	LIABILITIES
	Payable for investments purchased	21,588,628
	Payable for shares of the fund repurchased	53,884,334
	Payable for compensation of Manager (Note 2)	249,435
	Payable for custodian fees (Note 2)	12,063
	Payable for investor servicing fees (Note 2)	85,864
	Payable for Trustee compensation and expenses (Note 2)	28,957
	Payable for administrative services (Note 2)	18,280
	Payable for distribution fees (Note 2)	136,044
	Distributions payable to shareholders	62,571
	Other accrued expenses	134,868
	Total liabilities	76,201,044
	Net assets	$2,247,650,318

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,248,533,403
	Undistributed net investment income (Note 1)	13,139
	Accumulated net realized loss on investments (Note 1)	(216,469)
	Net unrealized depreciation of investments	(679,755)
	Total — Representing net assets applicable to capital shares outstanding	$2,247,650,318
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value, offering price and redemption price per class A share ($1,588,973,299 divided by 158,310,002 shares)	$10.04
	Net asset value and offering price per class B share ($809,764 divided by 80,789 shares)*	$10.02
	Net asset value and offering price per class C share ($9,830,193 divided by 980,609 shares)*	$10.02
	Net asset value, offering price and redemption price per class M share ($6,906,603 divided by 688,783 shares)	$10.03
	Net asset value, offering price and redemption price per class R share ($2,551,035 divided by 254,476 shares)	$10.02
	Net asset value, offering price and redemption price per class R5 share ($10,199 divided by 1,015 shares)	$10.05
	Net asset value, offering price and redemption price per class R6 share ($722,635 divided by 71,915 shares)	$10.05
	Net asset value, offering price and redemption price per class Y share ($637,846,590 divided by 63,488,650 shares)	$10.05
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund     35

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Interest	$8,922,611
Total investment income	8,922,611
EXPENSES
Compensation of Manager (Note 2)	3,787,731
Investor servicing fees (Note 2)	281,558
Custodian fees (Note 2)	25,239
Trustee compensation and expenses (Note 2)	24,846
Distribution fees (Note 2)	822,332
Administrative services (Note 2)	33,034
Other	365,663
Fees waived and reimbursed by Manager (Note 2)	(1,155,210)
Total expenses	4,185,193
Expense reduction (Note 2)	(7,946)
Net expenses	4,177,247
Net investment income	4,745,364

Net realized gain on investments (Notes 1 and 3)	661,313
Net unrealized depreciation of investments during the period	(3,677,943)
Net loss on investments	(3,016,630)
Net increase in net assets resulting from operations	$1,728,734

The accompanying notes are an integral part of these financial statements.

36     Short Duration Income Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$4,745,364	$7,652,062
	Net realized gain on investments	661,313	1,121,964
	Net unrealized appreciation (depreciation) of investments	(3,677,943)	3,523,379
	Net increase in net assets resulting from operations	1,728,734	12,297,405
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(3,258,182)	(6,035,706)
	Class B	(145)	(421)
	Class C	(1,799)	(6,258)
	Class M	(3,985)	(3,333)
	Class R	(463)	(1,318)
	Class R5	(27)	(58)
	Class R6	(2,143)	(3,075)
	Class Y	(1,665,385)	(1,397,293)
	Net realized short-term gain on investments
	Class A	(855,530)	(425,922)
	Class B	(518)	(191)
	Class C	(6,050)	(2,771)
	Class M	(3,242)	(225)
	Class R	(1,521)	(728)
	Class R5	(6)	(4)
	Class R6	(427)	(174)
	Class Y	(410,283)	(86,077)
	From net realized long-term gain on investments
	Class A	(285,177)	(35,493)
	Class B	(173)	(16)
	Class C	(2,017)	(231)
	Class M	(1,081)	(19)
	Class R	(507)	(61)
	Class R5	(2)	—
	Class R6	(142)	(14)
	Class Y	(136,761)	(7,173)
	Increase from capital share transactions (Note 4)	159,630,702	937,479,625
	Total increase in net assets	154,723,870	941,770,469
	NET ASSETS
	Beginning of period	2,092,926,448	1,151,155,979
	End of period (including undistributed net investment income of $13,139 and $199,904, respectively)	$2,247,650,318	$2,092,926,448
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
January 31, 2015**	$10.06	.02	(.01)	.01	(.02)	(.01)	(.03)	$10.04	.09*	$1,588,973	.20*	.20*	23*
July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*
Class B
January 31, 2015**	$10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	$10.02	(.20) *	$810	.40*[f]	.01*[f]	23*
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*
Class C
January 31, 2015**	$10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	$10.02	(.20) *	$9,830	.39*[f]	.01*[f]	23*
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*
Class M
January 31, 2015**	$10.05	.02	(.01)	.01	(.02)	(.01)	(.03)	$10.03	.06*	$6,907	.23*	.17*	23*
July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45
July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*
Class R
January 31, 2015**	$10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	$10.02	(.20) *	$2,551	.39*[f]	.01*[f]	23*
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*
Class R5
January 31, 2015**	$10.07	.03	(.01)	.02	(.03)	(.01)	(.04)	$10.05	.14*	$10	.15*	.26*	23*
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	10.30		.59	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	10.30		.65	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*
Class R6
January 31, 2015**	$10.07	.03	(.01)	.02	(.03)	(.01)	(.04)	$10.05	.14*	$723	.15*	.25*	23*
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*
Class Y
January 31, 2015**	$10.07	.03	(.01)	.02	(.03)	(.01)	(.04)	$10.05	.14*	$637,847	.15*	.25*	23*
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Short Duration Income Fund	Short Duration Income Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

††  For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/15	7/31/14	7/31/13	7/31/12
Class A	0.05%	0.12%	0.14%	0.47%
Class B	0.05	0.12	0.14	0.47
Class C	0.05	0.12	0.14	0.47
Class M	0.05	0.12	0.14	0.47
Class R	0.05	0.12	0.14	0.47
Class R5	0.09	0.21	0.24	0.04
Class R6	0.06	0.14	0.17	0.04
Class Y	0.05	0.12	0.14	0.47

e  Amount represents less than $0.01 per share.

f  Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	1/31/15	7/31/14
Class B	0.01%	0.01%
Class C	0.01	0.01
Class R	0.01	0.01

The accompanying notes are an integral part of these financial statements.

40     Short Duration Income Fund

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Short Duration Income Fund     41

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

42     Short Duration Income Fund

and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $2,253,890,224, resulting in gross unrealized appreciation and depreciation of $1,727,829 and $2,407,664, respectively, or net unrealized depreciation of $679,835.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2015, to the extent that total expenses of the fund (excluding brokerage, interest,

Short Duration Income Fund     43

taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,154,032 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $1,178 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived
Class B	$61
Class C	908
Class R	209
Total	$1,178

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$198,568
Class B	93
Class C	1,201
Class M	241
Class R	295
Class R5	6
Class R6	207
Class Y	80,947
Total	$281,558

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,946 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,224, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

44     Short Duration Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$789,302
Class B	1,848
Class C	23,822
Class M	1,522
Class R	5,838
Total	$822,332

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $66 and $3,484, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$467,732,077	$388,133,263
U.S. government securities (Long-term)	—	—
Total	$467,732,077	$388,133,263

Short Duration Income Fund     45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	94,716,911	$951,996,133	218,216,639	$2,192,772,746
Shares issued in connection with reinvestment of distributions	428,355	4,303,698	637,312	6,403,768
	95,145,266	956,299,831	218,853,951	2,199,176,514
Shares repurchased	(96,242,023)	(967,510,965)	(159,709,959)	(1,604,981,420)
Net increase (decrease)	(1,096,757)	$(11,211,134)	59,143,992	$594,195,094

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	40,580	$407,451	60,491	$606,647
Shares issued in connection with reinvestment of distributions	83	833	62	621
	40,663	408,284	60,553	607,268
Shares repurchased	(17,895)	(179,494)	(35,095)	(352,150)
Net increase	22,768	$228,790	25,458	$255,118

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	550,849	$5,532,344	752,371	$7,549,687
Shares issued in connection with reinvestment of distributions	971	9,730	900	9,027
	551,820	5,542,074	753,271	7,558,714
Shares repurchased	(425,819)	(4,275,548)	(526,668)	(5,285,878)
Net increase	126,001	$1,266,526	226,603	$2,272,836

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	702,799	$7,055,020	184,030	$1,849,194
Shares issued in connection with reinvestment of distributions	811	8,138	314	3,153
	703,610	7,063,158	184,344	1,852,347
Shares repurchased	(92,093)	(925,154)	(233,489)	(2,344,753)
Net increase (decrease)	611,517	$6,138,004	(49,145)	$(492,406)

	Six months ended 1/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	129,465	$1,301,021	118,598	$1,189,813
Shares issued in connection with reinvestment of distributions	248	2,488	209	2,092
	129,713	1,303,509	118,807	1,191,905
Shares repurchased	(15,271)	(153,338)	(95,733)	(960,617)
Net increase	114,442	$1,150,171	23,074	$231,288

46     Short Duration Income Fund

	Six months ended 1/31/15		Year ended 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	3	34	6	62
	3	34	6	62
Shares repurchased	—	—	—	—
Net increase	3	$34	6	$62

	Six months ended 1/31/15		Year ended 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	21,982	$221,345	62,057	$624,214
Shares issued in connection with reinvestment of distributions	269	2,703	325	3,263
	22,251	224,048	62,382	627,477
Shares repurchased	(32,831)	(330,442)	(2,709)	(27,236)
Net increase (decrease)	(10,580)	$(106,394)	59,673	$600,241

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	62,606,938	$630,116,425	69,130,815	$695,565,874
Shares issued in connection with reinvestment of distributions	196,918	1,980,285	119,441	1,201,536
	62,803,856	632,096,710	69,250,256	696,767,410
Shares repurchased	(46,705,790)	(469,932,005)	(35,420,566)	(356,350,018)
Net increase	16,098,066	$162,164,705	33,829,690	$340,417,392

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,015	100.0%	$10,199
Class R6	1,015	1.4	10,199

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Income Fund     47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48     Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA736
292756 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015